Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information, online at funds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund’s prospectus and statement of additional information, both dated January 1, 2010, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective
The fund’s investment objective is to seek capital appreciation.

CLASS	TICKER SYMBOL
Class A	MNDAX
Class B	MNDBX
Class C	MNDCX
Class I	MNDIX
Class W (Currently Not Offered)	N/A
Class 529A	EANDX
Class 529B	EBNDX
Class 529C	ECNDX
Class R1	MNDGX
Class R2	MNDRX
Class R3	MNDHX
Class R4	MNDJX

Summary of Key Information

Fees and Expenses
This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 8 of the fund’s prospectus and “Waivers of Sales Charges” on page 14 of the fund’s statement of additional information Part I.

Shareholder Fees (fees paid directly from your investment):

Share Class	A	529A	B AND 529B	C AND 529C	I AND W	ALL R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	5.75%	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00%#	N/A	4.00%	1.00%	N/A	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B	C	I	W	529A	529B	529C	R1	R2	R3	R4
Management Fee	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	N/A	0.10%	0.25%	1.00%	1.00%	1.00%	0.50%	0.25%	N/A
Other Expenses	0.53%	0.53%	0.53%	0.53%	0.53%	0.63%	0.63%	0.63%	0.53%	0.53%	0.53%	0.53%
Total Annual Fund Operating Expenses	1.68%	2.43%	2.43%	1.43%	1.53%	1.78%	2.53%	2.53%	2.43%	1.93%	1.68%	1.43%
Fee Reductions1	(0.10%)	(0.10%)	(0.10%)	(0.10%)	(0.10%)	(0.10%)	(0.10%)	(0.10%)	(0.10%)	(0.10%)	(0.10%)	(0.10%)
Net Annual Fund Operating Expenses	1.58%	2.33%	2.33%	1.33%	1.43%	1.68%	2.43%	2.43%	2.33%	1.83%	1.58%	1.33%

#	On shares purchased on or after September 1, 2008, without an initial sales charge and redeemed within 24 months of purchase.
1
MFS has agreed in writing to reduce its management fee to 0.80% of the first $1.5 billion of the fund's average daily net assets annually, and 0.75% of the fund’s average daily net assets annually in excess of $1.5 billion, until modified by a vote of the fund's Board of Trustees, but such agreement will continue until at least December 31, 2010.

MFS New Discovery Fund

The annual fund operating expenses above are based on expenses reported during the fund's most recently completed fiscal year expressed as a percentage of the fund’s average net assets during the period. They have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the fund's current asset size. The fund’s annual operating expenses will likely vary from year to year. In general, a fund’s annual operating expenses, expressed as a percentage of the fund’s assets, increase as the fund’s assets decrease.

Example of Expenses
These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The examples assume that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year and dividends and other distributions are reinvested; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$726	$1,065	$1,426	$2,440
Class B Shares assuming
redemption at end of period	$636	$1,048	$1,487	$2,573
no redemption	$236	$748	$1,287	$2,573
Class C Shares assuming
redemption at end of period	$336	$748	$1,287	$2,759
no redemption	$236	$748	$1,287	$2,759
Class I Shares	$135	$443	$772	$1,704
Class W Shares	$146	$474	$825	$1,815
Class 529A Shares	$736	$1,094	$1,475	$2,541
Class 529B Shares assuming
redemption at end of period	$646	$1,078	$1,537	$2,674
no redemption	$246	$778	$1,337	$2,674
Class 529C Shares assuming
redemption at end of period	$346	$778	$1,337	$2,858
no redemption	$246	$778	$1,337	$2,858
Class R1 Shares	$236	$748	$1,287	$2,759
Class R2 Shares	$186	$596	$1,033	$2,246
Class R3 Shares	$161	$520	$903	$1,979
Class R4 Shares	$135	$443	$772	$1,704

Class B shares convert to Class A shares, and Class 529B shares convert to Class 529A shares, approximately eight years after purchase; therefore, years nine and ten reflect Class A and Class 529A expenses, respectively.

The fund’s total operating expenses are assumed to be the fund’s “Net Annual Fund Operating Expenses” for the period during which any written fee reductions are in effect.

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example of Expenses,” affect the fund’s performance.  During the most recent fiscal year, the fund’s portfolio turnover rate was 150% of the average value of its portfolio.

Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests the fund’s assets primarily in equity securities.

MFS focuses on investing the fund’s assets in the stocks of growth companies.

While MFS may invest the fund’s assets in companies of any size, MFS generally focuses on companies with small capitalizations.

MFS may invest the fund’s assets in foreign securities.

MFS may use derivatives for any investment purpose.

Investments are selected primarily based on fundamental, bottom-up analysis of issuers.  Quantitative models that systematically evaluate issuers may also be considered.

Principal Risks
As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

MFS New Discovery Fund

Stock Market/Company Risk:  Stock markets are volatile and can decline significantly in response to issuer, market, economic, political, regulatory, geopolitical, and other conditions. The price of an equity security can decrease significantly in response to these conditions, and these conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the market in general.

Growth Company Risk: The stocks of growth companies can be more sensitive to the company’s earnings and more volatile than the market in general.

Small Cap Risk: The stocks of small cap companies can be more volatile than stocks of larger companies.

Foreign Risk: Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

Derivatives Risk:  Derivatives can be used to take both long and short positions. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s) on which the derivative is based. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

Leveraging Risk:  Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Investment Selection Risk:  The MFS analysis of an investment can be incorrect and can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Counterparty and Third Party Risk:  Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk:  It may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Performance Information
The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance.

The chart and table provide past performance information. The fund’s past performance (before and after taxes) does not indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Bar Chart.  The bar chart shows changes over time in the annual total return of the fund's Class A shares for the past ten calendar years, and assumes the reinvestment of distributions. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares. If these sales charges were included, they would reduce the returns shown. The returns of the fund's other classes of shares will differ from the Class A share returns shown in the bar chart, depending upon the expenses of those classes.
The total return for the six-month period ended September 30, 2009 was 53.87%.During the period(s) shown in the bar chart, the highest quarterly return was 55.15% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (27.64)% (for the calendar quarter ended December 31, 2008).

The 2004 total return includes proceeds received by the fund as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. Excluding the effect of this payment, the fund’s 2004 annual total return would have been lower.

Performance Table.  This table shows how the average annual total returns of each class of the fund, before the deduction of taxes, compare to a broad measure of market performance, and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charge (CDSC), as applicable), and the reinvestment of distributions. In addition, for Class A shares, this table shows average annual total returns after the deduction of taxes on distributions, such as capital gains and income distributions, and after the deduction of taxes on both distributions and on redemption of shares, assuming that the shares are redeemed at the end of the periods for which returns are shown.

MFS New Discovery Fund

Average Annual Total Returns

(for the Periods Ended December 31, 2008)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares, with CDSC (Declining over Six Years from 4% to 0%)	(42.55)%	(5.96)%	(0.12)%
C Shares, with CDSC (1% for 12 Months)	(40.80)%	(5.62)%	(0.26)%
I Shares, at Net Asset Value	(39.57)%	(4.64)%	0.75%
W Shares, at Net Asset Value	N/A	N/A	N/A
529A Shares, With Initial Sales Charge (5.75%)	(43.34)%	(6.32)%	(0.34)%
529B Shares, with CDSC (Declining over Six Years from 4% to 0%)	(42.64)%	(6.17)%	(0.27)%
529C Shares, with CDSC (1% for 12 Months)	(40.88)%	(5.82)%	(0.41)%
R1 Shares, at Net Asset Value	(40.18)%	(5.66)%	(0.29)%
R2 Shares, at Net Asset Value	(39.89)%	(5.27)%	(0.07)%
R3 Shares, at Net Asset Value	(39.74)%	(5.01)%	0.39%
R4 Shares, at Net Asset Value	(39.56)%	(4.80)%	0.50%
A Shares, With Initial Sales Charge (5.75%)	(43.24)%	(6.11)%	(0.20)%
Returns After Taxes (Class A Shares Only)
A Shares’ Return After Taxes on Distributions, with Initial Sales Charge (5.75%)	(43.24)%	(6.20)%	(0.98)%
A Shares’ Return After Taxes on Distributions and Sale of Class A Shares, with Initial Sales Charge (5.75%)	(28.11)%	(5.04)%	(0.47)%
Benchmark Comparisons (Returns Before Taxes)
Russell 2000 Growth Index	(38.54)%	(2.35)%	(0.76)%

A portion of each of the 5-year and 10-year returns includes proceeds received by the fund from unrelated non-recurring events.

Class B shares convert to Class A shares, and Class 529B shares convert to Class 529A shares, approximately eight years after purchase; therefore returns for the period after conversion reflect the performance of Class A shares and Class 529A shares, respectively.

All performance information reflects any applicable fee and expense waivers in effect during the periods shown; without these, the performance would have been lower.

From time to time, the fund may receive proceeds from litigation settlements, without which performance would be lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and will likely differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

The fund commenced investment operations on January 2, 1997, with the offering of Class A shares and Class I shares, and subsequently offered Class B and Class C shares on November 3, 1997; Class 529A, Class 529B, and Class 529C shares on July 31, 2002; Class R2 shares on October 31, 2003; and Class R1, Class R3, and Class R4 shares on April 1, 2005. Class W shares have not commenced investment operations as of the date of this prospectus.

Performance for each of Class 529A, Class R3, and Class R4 shares includes the performance of the fund’s Class A shares for periods prior to their offering. Performance for each of Class 529B, Class R1, and Class R2 shares includes the performance of the fund's Class B shares for periods prior to their offering. Performance for Class 529C shares includes the performance of the fund's Class C shares for periods prior to their offering. Performance for Class W shares will include the performance of the fund's Class A shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance for share classes with higher operating expenses than those of the share class to which they are blended, and lower performance for share classes with lower operating expenses than those of the share class to which they are blended.

Investment Adviser
MFS serves as the investment adviser for the fund.

MFS New Discovery Fund

Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below.

Portfolio Manager	Since	Title
Thomas H. Wetherald	2004	Investment Officer of MFS

Purchase and Sale of Fund Shares
You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by overnight mail (MFS Service Center, Inc., c/o Boston Financial Data Services, 30 Dan Road, Canton, MA  02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows. Minimums may be waived or reduced for certain types of investors and investments and your financial intermediary may have different minimums.

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class W, Class R1, Class R2, Class R3, Class R4	None	None
Class 529A, Class 529B, Class 529C	$250	None

Taxes
If your shares are held in a taxable account, the fund’s distributions are taxable to you, and will be taxed as ordinary income and/or capital gains. The fund expects that substantially all its distributions will consist of investment income taxable as ordinary income.

Payments to Financial Intermediaries
If you purchase shares of the fund through a financial intermediary, the fund, MFS, and MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your financial intermediary to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.